UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  June 1, 2000


                                 USX Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware             1-5153            25-0996816
       ---------------       ------------    -------------------
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)

600 Grant Street, Pittsburgh, PA                            15219-4776
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)

                                 (412) 433-1121
                         ------------------------------

                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events

Effective June 1, 2000, Marathon Sakhalin Limited, a subsidiary of Marathon Oil Company, which is part of the USX-Marathon Group, a unit of USX Corporation, has signed a nonbinding letter of intent with Shell Sakhalin Holdings B.V. to transfer Marathon's 37.5 percent interest in Sakhalin Energy Investment Company Ltd. to Shell. In exchange, Marathon will acquire all of Shell UK Ltd's interest in the Foinaven field and associated infrastructure located in the Atlantic Margin west of the Shetland Islands in the UK and a 3.5 percent overriding royalty on production from eight blocks in the Gulf of Mexico. The signing of definitive agreements is expected in September with the actual handover of operations scheduled to take place in the fourth quarter of this year. A copy of the press release announcing the transaction is attached.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

       99.1.   USX Press Release




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Larry G. Schultz
     -----------------------
     Larry G. Schultz
     Vice President - Accounting



Dated:  June 1, 2000